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                         [Coopers & Lybrand letterhead]

                                             EXHIBIT I

November 8, 1996

Mr. Kevin DeVito
President
Harrier, Inc.
2200 Pacific Coast Highway
Suite 301
Hermosa Beach, CA  90254

(By facsimile: (310) 374-5740; original by courier)

Dear Mr. DeVito:

This is to confirm that the client-auditor relationship between Harrier, Inc. (Commission File Number 1-9925) and Coopers & Lybrand L.L.P. has ceased.

Very truly yours,

/s/Coopers & Lybrand
--------------------
Coopers & Lybrand

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C.  20549
     (By facsimile: (202) 942-9656; Attn: SECPS/Mail Stop 11-3)
     (Original by courier)